UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 6, 2012

SYSCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX	77077-2099
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On June 6, 2012, with respect to the offering and sale of $300,000,000 aggregate principal amount of its 0.55% Senior Notes due 2015 (the “2015 Notes”) and $450,000,000 aggregate principal amount of its 2.60% Senior Notes due 2022 (the “2022 Notes” and, together with the 2015 Notes, the “Notes”), Sysco Corporation (“Sysco”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as representative of the several underwriters listed in Schedule II thereto (the “Underwriters”).

The Notes are being offered and sold under a Registration Statement on Form S-3 (Registration No. 333-179582) (the “Registration Statement”) and are described in a Prospectus Supplement dated June 6, 2012. The notes initially are fully and unconditionally guaranteed by Sysco’s direct and indirect wholly owned subsidiaries that guarantee Sysco’s other senior notes issued under the indenture governing the notes (the “Guarantors”). Interest on the Notes will be paid semi-annually on June 12 and December 12, beginning December 12, 2012. The terms of the 2015 Notes are more fully described in the Fourteenth Supplemental Indenture, and the terms of the 2022 Notes are more fully described in the Fifteenth Supplemental Indenture, dated as of June 12, 2012 (the “Supplemental Indentures”) among Sysco, as Issuer, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The Supplemental Indentures were entered into in accordance with the provisions of the Indenture dated as of June 15, 1995 between Sysco and the Trustee, as amended and supplemented by the Thirteenth Supplemental Indenture dated as of February 17, 2012 between Sysco, the Guarantors and the Trustee.

The Underwriting Agreement, the Supplemental Indentures, and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated June 6, 2012 between Sysco, the Guarantors and Goldman, Sachs & Co., as representative of the several underwriters listed on Schedule II thereto

4.1	Fourteenth Supplemental Indenture dated as of June 12, 2012 among Sysco, the Guarantors and the Trustee relating to the 2015 Notes

4.2	Form of 0.55% Senior Note due June 12, 2015 (included as Annex A to Exhibit 4.1 above)

4.3	Fifteenth Supplemental Indenture dated as of June 12, 2012 among Sysco, the Guarantors and the Trustee relating to the 2022 Notes

4.4	Form of 2.60% Senior Note due June 12, 2022 (included as Annex A to Exhibit 4.3 above)

5.1	Opinion of Bracewell & Giuliani LLP

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibit 5.1 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSCO CORPORATION

Date: June 12, 2012	By:	/s/ Kathy Oates Gish
Kathy Oates Gish
Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated June 6, 2012 between Sysco, the Guarantors and Goldman, Sachs & Co., as representative of the several underwriters listed on Schedule II thereto

4.1	Fourteenth Supplemental Indenture dated as of June 12, 2012 among Sysco, the Guarantors and the Trustee relating to the 2015 Notes

4.2	Form of 0.55% Senior Note due June 12, 2015 (included as Annex A to Exhibit 4.1 above)

4.3	Fifteenth Supplemental Indenture dated as of June 12, 2012 among Sysco, the Guarantors and the Trustee relating to the 2022 Notes

4.4	Form of 2.60% Senior Note due June 12, 2022 (included as Annex A to Exhibit 4.3 above)

5.1	Opinion of Bracewell & Giuliani LLP

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibit 5.1 above)